UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): October 22, 2003



                              SILGAN HOLDINGS INC.
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              (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-22117               06-1269834
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 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)


4 Landmark Square, Stamford, Connecticut                               06901
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.                Description
-----------                -----------

99.1                Press Release dated October 22, 2003.


Item 12. Results of Operations and Financial Condition.


On October 22, 2003, the registrant issued a press release reporting its earnings for the three and nine month periods ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 12 of Form 8-K, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SILGAN HOLDINGS INC.


                                     By:/s/ Frank W. Hogan, III
                                        -------------------------------
                                        Frank W. Hogan, III
                                        Senior Vice President, General Counsel
                                        and Secretary


Date:  October 23, 2003

                            INDEX TO EXHIBITS



      Exhibit No.                     Description
      -----------                     -----------

        99.1                  Press Release dated October 22, 2003.